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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): March 13, 2000



                          AMBAC FINANCIAL GROUP, INC.
            (Exact name of Registrant as specified in its charter)



         Delaware                        1-10777             13-3621676
(State of incorporation)        (Commission file number)     (I.R.S. employer
                                                             identification no.)


One State Street Plaza                                       10004
New York, New York                                           (Zip code)
(Address of principal executive offices)



                                (212) 668-0340
             (Registrant's telephone number, including area code)



                              Page 1 of 27 Pages
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                          Index to Exhibits on Page 4
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Item 5.    Other Events


     On March 13, 2000, financial statements for Ambac Assurance Corporation and Subsidiaries, the Registrant's wholly-owned subsidiary, for the year ended December 31, 1999 became available.


Item 7.    Financial Statements and Exhibits

         (c)  Exhibits.

              Exhibit Number                   Item
              --------------                   ----

                 99.06 Ambac Assurance Corporation and Subsidiaries Consolidated Financial Statements (with independent auditors' report thereon) as of December 31, 1999 and 1998 and for the three years ended December 31, 1999.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       Ambac Financial Group, Inc.
                                       (Registrant)



Dated:  March 13, 2000                 By: /s/ Frank J. Bivona
                                           ------------------------------
                                           Frank J. Bivona
                                           Executive Vice President, and
                                           Chief Financial Officer

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                               INDEX TO EXHIBITS
                               -----------------


Exhibit
-------
Number         Description of Exhibit
------         ----------------------

 99.06 Ambac Assurance Corporation and Subsidiaries Consolidated Financial Statements (with independent auditors' report thereon) as of December 31, 1999 and 1998 and for the three years ended December 31, 1999.